                                                                  EXHIBIT 10.35


NORTH CAROLINA

WAKE COUNTY                                  LEASE MODIFICATION AGREEMENT NO. 1


         THIS LEASE MODIFICATION AGREEMENT NO. 1 (the "Agreement") is made and entered into this 23rd day of March, 2000 (the "Execution Date"), by and between PHOENIX LIMITED PARTNERSHIP OF RALEIGH, a Delaware limited partnership ("Landlord"), and HIGH SPEED NET SOLUTIONS, INC., a Florida corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 15, 1999 (the "Lease"), pursuant to which Tenant leased approximately 1,911 square feet of office space designated as Suite 2120 (the "Current Premises") in the building known as Two Hannover Square, Raleigh, North Carolina 27601 (the "Building). The Lease is incorporated herein by reference in its entirety. Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease.

         WHEREAS, Tenant desires to expand into larger premises in the Building and Landlord agrees to such expansion, provided, however, Tenant must relocate to alternative space on the twenty-first (21st) floor of the Building in order for Landlord to accommodate Tenant's desire; and

         WHEREAS Landlord and Tenant desire to terminate Tenant's lease obligations with regard to the Current Premises and to relocate Tenant to new premises in the Building, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tenant and Landlord hereby agree as follows:

         1. BASIC LEASE PROVISIONS. SECTION 2.01 of the Lease is amended to reflect that, effective as of May 1, 2000 (the "Target Relocation Date"), Tenant shall, at its sole cost and expense, relocate to new Leased Premises containing approximately 4,874 square feet of office space designated as Suite 2120 in the Building (the "Relocated Premises") as further described on the attached EXHIBIT A-1-A, which is attached hereto and made a part hereof by reference in its entirety. Effective as of the Commencement Date for Relocated Premises (as hereinafter defined), SECTION 2.01 of the Lease shall be amended as follows:

                  (i) SUBSECTION 2.01(B) of the Lease (Floor/Suite/Square Feet) is amended by substituting the Relocated Premises for the Current Premises. Therefore, the third line of SUBSECTION 2.01(B) is amended by deleting the Square Feet Area of "1,911" and inserting the Square Feet Area of "4,874" in lieu thereof;

                  (ii) SUBSECTION 2.01(D) of the Lease (Base Rent) is amended to reflect the Base Rent for the Relocated Premises. Therefore, SUBSECTION 2.01(D) of the Lease shall be amended by deleting the amounts currently set forth therein and inserting the following Base Rent chart in lieu thereof:

                           (Base Rent chart appears on the following page.)

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

              --------------------------- ------------ --------------- ------------------------- -----------------------
              "DATES:                     PRICE PER    SQUARE FEET     ANNUAL BASE RENT          MONTHLY BASE RENT
                                          SQUARE FOOT
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/1/99 through 4/30/00     $16.25       1,911           $31,053.72                $2,587.81
              --------------------------- ------------ --------------- ------------------------- -----------------------
              5/1/00 through 9/30/00      $16.63       4,874           $81,054.60                $6,754.55
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/00 through 9/30/01    $17.09       4,874           $83,296.68                $6,941.39
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/01 through 9/30/02    $17.58       4,874           $85,684.92                $7,140.41
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/02 through 9/30/03    $18.07       4,874           $88,073.16                $7,339.43
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/03 through 9/30/04    $18.56       4,874           $90,461.40                $7,538.45
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/04 through 9/30/05    $19.06       4,874           $92,898.48                $7,741.54
              --------------------------- ------------ --------------- ------------------------- -----------------------


                  Notwithstanding the foregoing, Tenant shall also continue to be responsible for Additional Rent payments under the Lease";

                  (iii) SUBSECTION 2.01(G) of the Lease (Term) is amended to reflect one (1) additional year added to the Term of the Lease. Therefore, the number "5" shall be deleted therefrom and the number "6" shall be inserted in lieu thereof; and

                  (iv) SUBSECTION 2.01(H) of the Lease (Commencement and Expiration Dates) is amended to reflect that the "Commencement Date for the Relocated Premises" shall be the earlier of (A) the Target Relocation Date (May 1, 2000), or (B) the date the Relocated Premises is substantially complete (defined as the date of issuance by the City of Raleigh of a certificate of occupancy), and Tenant shall confirm the actual Commencement Date for the Relocated Premises by execution of the Acceptance of Relocated Premises Memorandum attached hereto as EXHIBIT B-1-A. The Expiration Date for the Relocated Premises shall be the Expiration Date of the Lease, as amended, (September 30, 2005). Landlord and Tenant acknowledge and agree that the Relocated Premises shall be deemed the "Leased Premises" for all purposes after the Commencement Date for the Relocated Premises.

                  Effective as of 12:00 midnight on the day prior to the Commencement Date for Relocated Premises (the "Vacate Date"), and contingent upon payment of all Rent for the Current Premises due through such date, Tenant shall surrender the Current Premises, and Tenant shall relinquish any rights to use or occupancy of the Current Premises, and all of Tenant's personal property shall have been removed from the Current Premises as of the Vacate Date. Notwithstanding the foregoing, Tenant shall continue to be liable to Landlord for Tenant's Operating Payment due for the Current Premises, including any amounts billed subsequent to the end of the 2000 calendar year, on a pro rata basis through the Vacate Date.

         2. TENANT IMPROVEMENTS FOR RELOCATED PREMISES. Effective as of the Execution Date, SECTION 7.01 of the Lease shall be amended by the addition of the following paragraph:

                  "Prior to the start of the Term for the Relocated Premises, Landlord shall, at its sole cost and expense, (i) cause construction drawings to be prepared by Landlord's designer, which drawings shall be agreed to by the parties and made a part hereof by reference, and (ii) using Landlord's contractors and Building standard materials and finishes, make the alterations and complete the work as shown on either EXHIBIT C-1, which is attached hereto and incorporated herein by

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS
         reference in its entirety, or the construction drawings [(i) and (ii) collectively shall be deemed the "Upfit"]. Any changes or modifications to the approved plan and drawings for the Upfit shall be made and accepted by written change order signed by Landlord and Tenant and shall constitute an amendment to this Lease. All additional costs necessitated by any such change order, if any, shall be paid by Tenant upon receipt of Landlord's invoice therefor."

         3. AFFIRMATION OF LEASE TERMS. Except as expressly modified herein, the original terms and conditions of the Lease shall remain in full force and effect.

         4. BINDING AGREEMENT. This Agreement shall be binding upon the parties, their representatives, heirs, successors and assigns.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives, this the day and year first above written.

                         LANDLORD:

                         Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (SEAL)

                         By: Acquisition Group Inc., Its Managing General Partner (SEAL)

                         By:      /s/ CRAIG SHIMOMURA                  (SEAL)
                                  ---------------------------------------
                                  Craig Shimomura, Vice President

                         TENANT:

                         High Speed Net Solutions, a Florida corporation

                         By:  /s/ ALAN R. KLEINMAIER
                                  ---------------------------------------
                         Name:  Alan R. Kleinmaier
                         Title:  Executive Vice President

(Corporate Seal)

ATTEST:

By: /s/ JULEE KNOX
    ---------------------------------------
         Asst. Secretary

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT A-1-A

                               RELOCATED PREMISES

             (which shall be deemed the "Leased Premises" after the
                   Commencement Date for Relocated Premises)

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601

                                  [FLOORPLAN]


         4,238         Occupied Square Feet
         X 1.15        Common Area Percentage Factor
         4,874         Square Feet

                  = Relocated Premises (deemed the "Leased Premises" after the Commencement Date for Relocated Premises)



                                     Page 4
                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT B-1-A

                   ACCEPTANCE OF RELOCATED PREMISES MEMORANDUM

High Speed Net Solutions has relocated to approximately 4,874 square feet of office space on the twenty-first (21st) floor of the Building, which can be known as the "Relocated Premises" or the "Leased Premises", and hereby agrees that:

1. Except for those items shown on the attached "punch list", which Landlord shall use reasonable efforts to remedy within thirty (30) days after the date hereof, Landlord has fully completed the construction work required of Landlord under the terms of Lease Modification Agreement No. 1.

2. The Relocated Premises are tenantable, Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that the Relocated Premises are satisfactory in all respects.

3.       The Commencement Date for the Relocated Premises is hereby agreed to be
         ___________________.

4.       The Expiration Date for the Premises is hereby agreed to be September
         20, 2005.

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

Agreed and executed this _____ day of _________________________, 2000.

                              TENANT:

                              High Speed Net Solutions, a Florida corporation

                              By:  /s/ ALAN R. KLEINMAIER
                                       -------------------------
                              Name:  Alan R. Kleinmaier
                              Title:  Executive Vice President

(Corporate Seal)

ATTEST:

By:
     --------------------------------------
         Asst. Secretary



                                     Page 5

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                   EXHIBIT C-1

             UPFIT (TENANT IMPROVEMENTS) FOR THE RELOCATED PREMISES

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601

With reference to the Upfit for the Relocated Premises, Landlord shall, as its sole cost and expense fitup the Relocated Premises, as shown on the schematic plan below:

         o provide and paint the Relocated Premises using Building standard paint;
         o provide and install carpet the Relocated Premises using Building standard carpet;
         o  provide and install a sink in the break room, as shown below;
         o  provide and install Building standard sprinklers;
         o  provide and install Building standard exterior window blinds;
         o  provide and install Building standard ceiling grid and tile;
         o  provide and install Building standard light fixtures; and
         o  all else "AS IS", "WHERE IS" and "WITH ALL FAULTS".


                                  [FLOORPLAN]







                                     Page 6


                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS